UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2017

Integrity Applications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-54785	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

19 Ha’Yahalomim St., P.O. Box 12163, Ashdod, Israel	L3 7760049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  972 (8) 675-7878

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On September 26, 2017, management of Integrity Applications, Inc.  (the “Company”) gave a presentation related to the business and performance of the Company at the Redefining Early Stage Investments Conference in Boston, MA.

A copy of the presentation slides presented at the conference is attached hereto as Exhibit 99.1. The information contained in this item and the exhibit attached herewith shall be deemed furnished and not filed. The information contained in the presentation slides has been provided for information purposes only and should not be construed as an offer to sell or a solicitation of an offer to purchase any of the Company’s securities.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Presentation Slides, dated September 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 5, 2017

INTEGRITY APPLICATIONS, INC.

By:	/s/ John Graham
Name: John Graham
Title: Chief Executive Officer